UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

THE HYPERION TOTAL RETURN FUND, INC.
(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Address of principal executive offices) (Zip code)

CLIFFORD E. LAI, PRESIDENT
THE HYPERION TOTAL RETURN FUND, INC.
THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (800) Hyperion

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

Item 1.     Reports to Shareholders.
The Hyperion
Total Return
Fund, Inc.
Annual Report
November 30, 2006

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio Composition (Unaudited)

The chart that follows shows the allocation of the Fund’s holdings by asset category as of November 30, 2006.
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio Of Investments As Of November 30, 2006*

* As a percentage of total investments.

________________________________________________________________________________
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2006

Dear Shareholder:
We welcome this opportunity to provide you with information about The Hyperion Total Return Fund, Inc. (the “Fund”) for the fiscal year ended November 30, 2006. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “HTR”.
Description of the Fund
The Fund is a diversified closed-end investment company. The Fund’s investment objective is to provide shareholders with a high total return, including short and long-term capital gains, and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and high yield corporate securities.
Portfolio Performance
For the fiscal year ending November 30, 2006, shareholders realized a total investment return of 21.37%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.19 on November 30, 2006, the Fund’s shares have a current yield of 7.83%, which was 3.38% higher than the yield of the 5-Year U.S. Treasury note. This was also competitive with the yields of other multi-sector bond funds in its category.
As of November 30, 2006, the Fund, inclusive of the effect of leverage, was managed with an average duration (a bond’s duration is the weighted average number of years until maturity of all its cash flows, including coupon payments and principal) of 4.4 years, as measured on a net asset basis.
Market Environment
With the consumer responsible for as much as 70% of the economy, as the consumer goes, so goes the economy. Since the home is the dominant consumer asset, the housing market has a major impact on the consumer, and subsequently, on the economy. For the last few years, home price appreciation and low mortgage interest rates have helped to fuel consumer spending. However, over the last year, both home prices and interest rates began to work against the consumer. Home price gains slowed, and in some areas of the country began to decline, while interest rates continued to rise for the most part. For the first time in several years, consumer spending began to slow, taking the economy with it. The business sector, which had been a source of strong growth, continued to be mainly healthy. However, in the last few months, it has begun to show signs of fatigue. Economic growth which had been in excess of 3% is now projected to decline to 2%.
The housing story, which has dominated much of our thinking for the past year, has not reached bottom. Housing starts and home sales both continued to fall from last year’s levels, and housing inventory continues to rise to levels last seen since the early 1990’s. While we do not anticipate widespread home price declines, we are anticipating more moderate price movements in the future.
The international perspective is growing in importance. Strength in Europe and Japan should offset U.S. economic weakness somewhat. On balance, the reasonably strong world economic picture should dampen some of the impact of a slowing U.S. economy, as exports should remain strong, especially in light of a weak U.S. dollar currency.
The Federal Reserve halted its pattern of raising interest rates in the summer of 2006, sparking a bond market rally that took yields of the 10-year U.S. Treasury from 5.25% to 4.50%, as market expectations moved towards economic recession and an ease in monetary policy. Despite the weakening economic picture, Fed Chairman Bernanke reminds the market of the Fed’s need to guard against what it sees as increasing inflation risks. His discussion has tempered an otherwise bullish tone to the bond markets since June 2006, and has so far kept interest rates from falling further. We expect the Fed to cut the Federal Funds rate by 50 basis points in mid-2007, but only once the jobless claims and the unemployment rate begin to rise. Much of this is already priced into current interest rates, but we could see the bond market rally further.

THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2006

Portfolio Strategy
The yield spread premium demanded by investors who invest in non-U.S. Treasury securities continued to narrow over the year despite signs of a deteriorating economy. Strong and sustained demand from both domestic and global investors for these higher yielding opportunities continued in an environment of flatter yield curves, less volatile markets, and a benign credit environment. These non-Treasury or credit instruments (like corporate bonds, and non-Agency mortgage-backed securities) rewarded investors over the year with a strong source of excess returns. Yield spread premiums in most sectors ended the year at near historical lows, yet we do not foresee an event in the near future that would cause them to widen dramatically.
The credit fundamentals in the commercial real estate area remain strong as increasing rents, declining vacancies and limited new supply of offices, multi-family, retail and industrial properties should support values for the near future. The same is true for corporate credit fundamentals, as corporate earnings and positive cash flows should continue to minimize corporate credit defaults over the near-term. With the positive view towards commercial real estate and corporate credit, we have increased exposure to both sectors over the year, adding below-investment-grade corporates for the first time since 2005. The Fund had no exposure to high yield corporates since the spring of 2004, and therefore, missed many of the problems that occurred in that sector during the second half of that year. Our sense is that the corporate high yield sector will perform better than the RMBS sector for the next few months, and that the diversification to high yield is appropriate.
While the corporate and commercial real estate sectors were strong, it has been a different story for residential credit. After years of large increase in home prices, and record issuance of Residential Mortgage Backed Securities (RMBS), yield spreads in the residential credit sector have begun to increase sharply, which reflects concerns about the decline in the credit fundamentals in that sector. Home prices have begun to slide, inventory of homes for sale has reached 15+ year highs, and some borrowers are facing interest rate increases on their adjustable rate mortgages. To counteract these negative factors we have positioned the portfolio in a much more conservative manner than in the past. Some of our biases include: 1) a preference for securities backed by loans from higher quality borrowers, 2) a preference to invest new funds higher in the capital structure, for example in AAA and AA rated securities rather than in BBB and BB securities, and 3) a preference for older vintage seasoned securities, those issued in 2004 and earlier, which have benefited from the increase in home prices.
While our view is that the housing market has begun to bottom, we think that there may be further yield spread widening in early 2007 prompted possibly by rating agency downgrades of the 2005-2006 issued deals. With those actions, or sufficient yield spread widening, the RMBS sector may prove to be much more attractive. For now, however, we are cautiously awaiting a better entry point to increase our RMBS exposure.
We remain nearly fully leveraged to take advantage of yield spread opportunities. Given our view that longer maturity U.S Treasury interest rates are not likely to head much higher, we have taken steps to extend the duration of the Fund to 4.4 years.

THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2006

Conclusion
We remain committed to the Fund and its shareholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.
We appreciate the opportunity to serve your investment needs.

/s/ CLIFFORD E. LAI

CLIFFORD E. LAI President, The Hyperion Total Return Fund, Inc. Chief Executive Officer, Hyperion Brookfield Asset Management, Inc.

/s/ JOHN H. DOLAN

JOHN H. DOLAN Vice President, The Hyperion Total Return Fund, Inc. Chief Investment Officer, Hyperion Brookfield Asset Management, Inc.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006			Principal
	Interest		Amount		Value
	Rate	Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 57.2%
U.S. Government Agency Collateralized Mortgage Obligations – 2.6%
Federal Home Loan Mortgage Corporation
Series 1675, Class KC	6.50%	10/15/10	$3,908	@	$3,935,964
Series 1604, Class MC	9.00†	11/15/08	477		487,407
Series 1604, Class SB	9.00†	11/15/08	92		93,761
Series 1587, Class SK	9.00†	10/15/08	725		738,280

					5,255,412

Federal National Mortgage Association
Series 1997-79, Class PL	6.85	12/18/27	1,014		1,051,457
Series 1998-W6, Class B3	7.09	10/25/28	1,226		1,105,099
Series 1993-170, Class SC	9.00†	09/25/08	44		45,825
Series 1993-48, Class C	9.50	04/25/08	35		34,884

					2,237,265

Total U.S. Government Agency Collateralized Mortgage Obligations
(Cost – $7,307,620)					7,492,677

U.S. Government Agency Pass-Through Certificates – 45.6%
Federal Home Loan Mortgage Corporation
Pool A16170	6.00	12/01/33	3,339	@	3,383,845
Pool A17112	6.00	12/01/33	11,200	@	11,351,195
Pool A24261	6.50	07/01/34	2,378	@	2,430,558
Pool A25455	6.50	08/01/34	2,808	@	2,869,318
Pool A13915	7.00	09/01/33	2,250		2,318,002
Pool A17331	7.00	12/01/33	123		126,685
Pool C53494	7.50	06/01/31	51		52,783
Pool C56878	8.00	08/01/31	271		285,243
Pool C58516	8.00	09/01/31	294		309,209
Pool C59641	8.00	10/01/31	369		388,067
Pool C55166	8.50	07/01/31	218		234,297
Pool C55167	8.50	07/01/31	78		83,754
Pool C55168	8.50	07/01/31	82		87,947
Pool C55169	8.50	07/01/31	193		207,345
Pool C60422	8.50	10/01/31	63		67,881
Pool C60423	8.50	10/01/31	245		263,300
Pool G01466	9.50	12/01/22	2,000		2,169,601
Pool 555538	10.00	03/01/21	1,863		2,025,586

					28,654,616

Federal National Mortgage Association
Pool 649881	6.00	09/01/32	2,401	@	2,434,556
Pool 811125	6.00	02/01/35	3,322		3,358,359
Pool 650162	6.50	10/01/32	1,957		2,006,086
Pool 652870	6.50	10/01/32	2,035	@	2,085,912
Pool 654917	6.50	08/01/32	5,392		5,528,274
Pool 655843	6.50	09/01/32	2,249	@	2,305,624
Pool 783828	6.50	07/01/34	1,250		1,277,264
Pool 789949	6.50	07/01/34	3,374		3,447,896
Pool 796005	6.50	09/01/34	7,404	@	7,566,094
Pool 809240	6.50	01/01/35	2,222	@	2,270,983
Pool 555933	7.00	06/01/32	9,244	@	9,562,051

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006			Principal
	Interest		Amount		Value
	Rate	Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
Pool 642102	7.00%	05/01/32	$2,516	@	$2,593,164
Pool 645406	7.00	05/01/32	1,926		1,985,030
Pool 645912	7.00	06/01/32	1,933		1,991,733
Pool 645913	7.00	06/01/32	2,060		2,122,740
Pool 651588	7.00	07/01/32	613		631,836
Pool 660181	7.00	10/01/32	518		533,508
Pool 661116	7.00	10/01/32	768		791,288
Pool 663372	7.00	10/01/32	354		365,262
Pool 663874	7.00	10/01/32	813		837,837
Pool 669474	7.00	11/01/32	581		598,439
Pool 678012	7.00	08/01/32	1,928		1,988,078
Pool 759505	7.00	01/01/34	1,709	@	1,758,099
Pool 794759	7.00	10/01/34	2,303	@	2,369,146
Pool 796481	7.00	08/01/34	2,234	@	2,298,777
Pool 843773	7.00	12/01/35	1,258		1,292,677
Pool 255053	7.50	12/01/33	720		747,836
Pool 545990	7.50	04/01/31	3,377	@	3,532,862
Pool 735576	7.50	11/01/34	4,065	@	4,249,917
Pool 784369	7.50	07/01/13	354		356,845
Pool 789284	7.50	05/01/17	977		1,008,185
Pool 827853	7.50	10/01/29	910		951,352
Pool 833602	7.50	11/01/35	2,386	@	2,476,628
Pool 885034	7.50	05/01/36	2,311	@	2,373,822
Pool 896391	7.50	06/01/36	5,338	@	5,520,200
Pool 398800	8.00	06/01/12	1,002		1,036,656
Pool 735800	8.00	01/01/35	2,486	@	2,639,984
Pool 887694	8.00	06/01/36	943		994,198
Pool 827855	8.50	10/01/29	1,885		2,027,735
Pool 545436	9.00	10/01/31	1,302		1,422,096
Pool 852865	9.00	07/01/20	2,762		2,983,659
Pool 458132	9.45	03/15/31	3,147		3,447,999

					99,770,687

Total U.S. Government Agency Pass-Through Certificates
(Cost – $130,112,391)					128,425,303

U.S. Treasury Obligations – 9.0%
United States Treasury Notes
(cost $25,230,952)	4.63	11/15/16	25,000	@	25,328,250

Total U.S. Government & Agency Obligations
(Cost – $162,650,963)					161,246,230

ASSET-BACKED SECURITIES – 27.1%
Housing Related Asset-Backed Securities – 21.0%
125 Home Loan Owner Trust
Series 1998-1A, Class M2*(b)	7.75	02/15/29	349		349,198
Access Financial Manufactured Housing Contract Trust
Series 1995-1, Class B1	7.65	05/15/21	10,060		8,048,000

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
Asset Backed Funding Corporation
Series 2005-AQ1, Class B1*(e)	5.75/6.25%		06/25/35	$1,986	$1,722,008
Series 2005-AQ1, Class B2*(e)	5.75/6.25		06/25/35	2,087	1,785,322

					3,507,330

First Franklin Mortgage Loan Trust
Series 2004-FFH2, Class B1*(d)	8.82	†	06/25/34	2,750	2,200,000
Green Tree Financial Corp.
Series 1998-3, Class A6	6.76		03/01/30	3,482	3,616,613
Series 1998-8, Class M1	6.98		09/01/30	5,000	2,750,000
Series 1997-6, Class B1	7.17		01/15/29	6,587	1,514,957
Series 1997-6, Class M1	7.21		01/15/29	6,100	5,368,000
Series 1997-3, Class M1	7.53		03/15/28	4,500	3,352,500
Series 1997-6, Class A9	7.55		01/15/29	2,318	2,450,230
Series 1995-6, Class M1	8.10		09/15/26	8,650	9,055,858

					28,108,158

Harborview Mortgage Loan Trust
Series 2005-14, Class B4*(b)	5.58		12/19/35	1,179	1,014,536
Series 2005-1, Class B4*(b)(d)	7.07	†	03/19/35	1,264	1,150,185
Series 2005-1, Class B5*(b)(d)	7.07	†	03/19/35	1,823	1,471,625
Series 2005-1, Class B6*(b)(d)	7.07	†	03/19/35	2,287	571,822
Series 2005-2, Class B4*(b)(d)	7.07	†	05/19/35	2,976	2,661,536

					6,869,704

Mid-State Trust
Series 10, Class B	7.54		02/15/36	1,760	1,585,961
Series 2004-1, Class M2	8.11		08/15/37	2,725	2,875,820

					4,461,781

Structured Asset Investment Loan Trust
Series 2004-8, Class B1(d)	7.82	†	09/25/34	2,000	1,889,600
Structured Asset Securities Corporation
Series 2005-6, Class B5	5.34	†	05/25/35	980	797,636
Series 2005-6, Class B6	5.34	†	05/25/35	980	628,927
Series 2005-6, Class B7	5.34	†	05/25/35	661	198,393

					1,624,956

Vanderbilt Mortgage Finance, Inc.
Series 2001-B, Class A5	6.96		09/07/31	2,000	2,129,878

Total Housing Related Asset-Backed Securities
(Cost – $64,867,849)					59,188,605

Non-Housing Related Asset-Backed Securities – 1.9%
Aerco Ltd.
Series 2A, Class A3*(b)	5.78	†	07/15/25	3,339	2,888,292
Airlines Pass Through Trust
Series 1R, Class A8	5.70	†	03/15/19	2,625	2,520,095
Global Rated Eligible Assets Trust
Series 1998-A, Class A1	7.33		03/15/06	1,560	1

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
Securitized Multiple Asset Rated Trust
Series 1997-2, Class A(c)	8.24%		03/15/06	$2,265	$1

Total Non-Housing Related Asset-Backed Securities
(Cost – $4,791,425)					5,408,389

Franchise Securities – 0.2%
FFCA Secured Lending Corp.
Series 1998-1, Class A1B*(b)	6.73		10/18/25	123	122,814
Franchisee Loan Receivable Trust
Series 1995-B, Class A*	9.63	†	01/15/11	929	350,138

Total Franchise Securities
(Cost – $1,055,392)					472,952

Collateralized Debt Obligations – 4.0%
Anthracite CDO I Ltd.
Series 2002-CIBA, Class CFL*(b)	6.57		05/24/37	5,000	5,101,760
Apidos CDO
Series 2005-2A, Class B*(b)	6.18		12/21/18	4,000	4,015,200
Porter Square CDO I Limited
Series 1A, Class C*(b)	9.17	†	08/15/38	2,000	2,042,600

Total Collateralized Debt Obligations
(Cost – $10,920,824)					11,159,560

Total Asset-Backed Securities
(Cost – $81,635,490)					76,229,506

COMMERCIAL MORTGAGE BACKED SECURITIES – 21.9%
Banc America Commercial Mortgage Trust
Series 2006-2, Class J*	5.48		05/10/45	332	295,492
Bear Stearns Commercial Mortgage Securities
Series 2006-PWR13, Class J*	5.26		09/11/41	896	793,886
Series 2006-PWR13, Class K	5.26		09/11/41	693	593,259
Series 2006-PWR11, Class H*	5.63		03/11/39	1,700	1,668,297
Series 2006-PWR13, Class H*	6.03		09/11/41	4,083	4,169,919
Series 1999-C1, Class D*	6.53		02/14/31	5,000	5,389,180

					12,614,541

CD 2006 CD2
Series 2006-CD2, Class J*(b)	5.47		01/11/46	1,000	978,308
Commercial Mortgage Asset Trust
Series 1999-C1, Class C	7.35		01/17/32	2,000	2,257,236
Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1*(b)	6.75		06/20/31	1,846	1,956,559
Credit Suisse First Boston Mortgage
Series 2004-C5, Class J*(b)	4.65	†	11/15/37	1,000	896,165
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L*	5.15		09/15/39	684	594,474
Series 2006-C4, Class M*	5.15		09/15/39	754	638,771

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006				Principal
	Interest			Amount		Value
	Rate		Maturity	(000s)		(Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Series 2006-C1, Class K*(b)	5.74%		02/15/16	$4,715		$4,639,013
Series 2006-C4, Class K*(b)	6.30		09/15/36	4,950		5,034,858

						10,907,116

GM Building Mezzanine Loan(g)	6.00		02/10/10	5,000		4,840,486
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB14, Class H*(b)	5.72		12/12/44	2,300		2,266,192
JP Morgan Commercial Mortgage Finance Corp.
Series 1999-C8, Class C	7.42	†	07/15/31	5,000	@	5,298,550
LB-UBS Commercial Mortgage Trust
Series 2002-C2, Class L*(b)	5.68		07/15/35	5,300		5,282,669
Morgan Stanley Capital I
Series 2006-TOP21, Class H*(b)	5.30		10/12/52	1,500		1,454,426
Series 2006-IQ11, Class J*(b)	5.53		06/15/42	256		222,892

						1,677,318

Nationslink Funding Corp.
Series 1998-2, Class F*(b)	7.11		08/20/30	4,840		5,174,304
UBS 400 Atlantic Street Mortgage Trust
Series 2002-C1A, Class B3*(b)	7.19		01/11/22	3,000		3,193,200
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class H*(b)	5.48		10/15/41	4,000		3,939,064

Total Commercial Mortgage Backed Securities
(Cost – $57,764,033)						61,577,200

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 13.4%
Subordinated Collateralized Mortgage Obligations – 13.4%
Banc of America Alternative Loan Trust
Series 2004-3, Class 30B6	5.50		04/25/34	549		87,844
Banc of America Funding Corporation
Series 2003-3, Class B4	5.46	†	10/25/33	904		797,640
Series 2003-3, Class B5	5.46	†	10/25/33	904		634,715
Series 2003-3, Class B6	5.46	†	10/25/33	907		362,947

						1,795,302

Banc of America Mortgage Securities, Inc.
Series 2005-4, Class B4	5.50		05/25/35	539		459,596
Series 2005-4, Class B5	5.50		05/25/35	404		268,936
Series 2005-4, Class B6	5.50		05/25/35	270		90,379
Series 2005-5, Class 30B4	5.50		06/25/35	788		669,737
Series 2005-5, Class 30B5	5.50		06/25/35	591		390,237
Series 2005-5, Class 30B6	5.50		06/25/35	591		198,089
Series 2001-4, Class 1B3	6.75		04/20/31	1,571		1,569,231

						3,646,205

Countrywide Home Loans
Series 2003-57, Class B3	5.50		01/25/34	481		432,722

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B5*(b)	5.45	%†	07/25/35	$419	$278,077
Series 2005-4, Class B6*(b)	5.45	†	07/25/35	420	123,951

					402,028

First Republic Mortgage Loan Trust
Series 2000-FRB1, Class B3	5.82	†	06/25/30	384	383,649
G3 Mortgage Reinsurance Ltd.
Series 1, Class E*(b)	25.32	†	05/25/08	5,513	5,864,203
JP Morgan Mortgage Trust
Series 2003-A2, Class B4	4.89	†	11/25/33	543	503,219
Residential Finance Limited Partnership
Series 2004-B, Class B5*(b)	6.87	†	02/10/36	3,428	3,470,933
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1	5.25		02/25/34	593	512,854
Series 2004-S1, Class B3	5.25		02/25/34	218	82,919
Series 2003-S7, Class B2	5.50		05/25/33	666	460,846
Series 2003-S7, Class B3(a)	5.50		05/25/33	950	379,870

					1,436,489

Resix Finance Ltd. Credit-Linked Notes
Series 2005-C, Class B7*(b)	8.42	†	09/10/37	3,935	3,935,367
Series 2004-C, Class B7*(b)	8.82	†	09/10/36	1,454	1,453,782
Series 2003-D, Class B7*(b)	11.07	†	12/10/35	1,891	1,966,995
Series 2003-CB1, Class B8*(b)	12.07	†	06/10/35	1,883	1,958,293
Series 2006-C, Class B11*(b)	12.57	†	07/15/38	1,000	999,643
Series 2006-C, Class B12*(b)	14.57	†	07/15/38	1,999	2,019,280
Series 2004-A, Class B10*(b)	16.82	†	02/10/36	840	873,521

					13,206,881

Washington Mutual
Series 2005-AR2, Class B11*(b)(d)	6.52	†	01/25/45	3,725	2,946,566
Series 2005-AR2, Class B12*(b)(d)	6.52	†	01/25/45	3,247	730,542

					3,677,108

Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class B4	5.50		06/25/34	1,750	1,542,786
Series 2004-6, Class B5	5.50		06/25/34	1,050	759,837
Series 2004-6, Class B6	5.50		06/25/34	700	266,113
Series 2002-10, Class B6	6.00		06/25/32	471	322,550

					2,891,286

Total Subordinated Collateralized Mortgage Obligations
(Cost – $37,173,257)					37,797,869

Total Non-Agency Residential Mortgage Backed Securities
(Cost – $37,173,257)					37,797,869

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006		Principal
Interest		Amount	Value
Rate	Maturity	(000s)	(Note 2)

INTEREST ONLY SECURITIES – 6.1%
Banc of America Commercial Mortgage Inc.
Series 2003-1, Class XP2*(b)(f)	1.40	%†	09/11/36	$55,684	$1,955,978
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP2, Class X2*(b)(f)	1.05	†	02/15/35	74,184	1,150,512
COMM Commercial Mortgage
Class 2001-J2A, Class EIO*(b)(f)	3.74	†	07/16/34	10,000	2,779,860
Commercial Capital Access One, Inc.
Series 2001-A, Class T1(f)	4.50		02/15/09	18,000	1,710,000
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1*(b)(f)	0.34	†	05/10/36	84,377	3,490,427
GS Mortgage Securities Corp. II
Series 2001-ROCK, Class X1*(b)(f)	0.21	†	05/03/18	250,382	2,474,154
Vendee Mortgage Trust
Series 1997-2, Class IO(f)	0.06	†	06/15/27	37,396	71,051
Wachovia Bank Commercial Mortgage Trust
Series 2002-C2, Class IO1*(b)(f)	0.57	†	11/15/34	82,186	3,520,006

Total Interest Only Securities
(Cost – $16,180,165)					17,151,988

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS – 8.9%
Basic Industry – 1.7%
AK Steel Corp.	7.75	06/15/12	400	398,000
Arch Western Finance LLC	6.75	07/01/13	400	392,000
Bowater Inc.	6.50	06/15/13	400	357,000
Buckeye Technologies Inc.	8.50	10/01/13	400	414,000
Crown Americas LLC	7.75	11/15/15	400	411,000
Georgia-Pacific Corp.	8.13	05/15/11	400	419,000
Huntsman International LLC*	7.88	11/15/14	400	402,000
Lyondell Chemical Co.	8.25	09/15/16	250	260,000
Momentive Performance*	9.75	12/01/14	400	401,000
Owens Brockway Glass Container Inc.	6.75	12/01/14	400	386,000
Peabody Energy Corp.	6.88	03/15/13	250	253,125
PolyOne Corp.	8.88	05/01/12	400	405,500
Westlake Chemical Corp.	6.63	01/15/16	400	390,000

Total Basic Industry
(Cost – $4,859,317)				4,888,625

Capital Goods – 0.4%
Alliant Techsystems Inc.	6.75	04/01/16	400	396,000
Manitowoc Co., Inc./ The	7.13	11/01/13	400	402,000
Terex Corp.	7.38	01/15/14	400	406,000

Total Capital Goods
(Cost – $1,206,907)				1,204,000

Consumer Cyclical – 0.6%
Avis Budget Car Rental LLC*	7.63	05/15/14	400	386,500
Ford Motor Credit Co.	7.00	10/01/13	400	383,661

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Lear Corp. Series B	5.75%	08/01/14	$250	$211,563
Levi Strauss & Co.	9.75	01/15/15	250	267,187
United Rentals North America Inc.	7.75	11/15/13	400	400,000

Total Consumer Cyclical
(Cost – $1,633,940)				1,648,911

Consumer Non-Cyclical – 0.9%
Couche-Tard U.S. LP	7.50	12/15/13	400	409,000
Dean Foods Co.	7.00	06/01/16	400	408,500
Neiman-Marcus Group Inc.	9.00	10/15/15	400	433,500
Service Corp. Int’l	6.75	04/01/16	400	393,000
Stater Brothers Holdings	8.13	06/15/12	400	404,000
Supervalu Inc.	7.50	11/15/14	400	410,538

Total Consumer Non-Cyclical
(Cost – $2,432,070)				2,458,538

Energy – 1.4%
Chesapeake Energy Corp.	6.88	01/15/16	400	400,500
El Paso Corp.	7.88	06/15/12	400	420,000
Ferrellgas GRS LP	6.75	05/01/14	400	391,000
Grant Prideco Inc. Series B	6.13	08/15/15	400	384,000
Hanover Compressor Co.	7.50	04/15/13	400	401,000
Parker Drilling Company	9.63	10/01/13	270	295,650
Range Resources Corp.	7.50	05/15/16	400	410,000
Sabine Pass LNG LP*	7.50	11/30/16	400	400,500
SESI LLC	6.88	06/01/14	400	400,000
Whiting Petroleum Corp.	7.25	05/01/13	400	400,000

Total Energy
(Cost – $3,890,241)				3,902,650

Media – 1.0%
Charter Communications Operating LLC*	8.38	04/30/14	400	415,500
Idearc Inc.*	8.00	11/15/16	400	406,500
Intelsat Subsidiary Holding Co. LTD	8.63	01/15/15	400	415,500
Lamar Media Corp.	6.63	08/15/15	400	388,500
Mediacom Broadband LLC	8.50	10/15/15	400	400,500
Shaw Communications Inc.	7.20	12/15/11	400	414,000
Sinclair Broadcast Group Inc.	8.75	12/15/11	400	418,000

Total Media
(Cost – $2,844,824)				2,858,500

Services Cyclical – 1.3%
AMC Entertainment Inc. Series B	8.63	08/15/12	400	413,000
Festival Fun Parks LLC	10.88	04/15/14	250	248,125
Hilton Hotels Corp.	7.50	12/15/17	400	420,000
Inn of the Mountain Gods Resort & Casino	12.00	11/15/10	400	426,000
Iron Mountain Inc.	8.63	04/01/13	400	413,000
Isle of Capri Casinos Inc.	7.00	03/01/14	500	489,375
Pokagon Gaming Authority*	10.38	06/15/14	400	434,000

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Seneca Gaming Corp.	7.25%	05/01/12	$400	$400,000
Town Sports Int’l Inc.	9.63	04/15/11	400	422,000

Total Services Cyclical
(Cost – $3,663,436)				3,665,500

Services Non-Cyclical – 0.6%
Allied Waste North America Inc.	6.38	04/15/11	400	396,000
Church & Dwight Company Inc.	6.00	12/15/12	400	386,000
HCA Inc.	6.38	01/15/15	500	416,250
Triad Hospitals Inc.	7.00	11/15/13	400	401,000

Total Services Non-Cyclical
(Cost – $1,573,780)				1,599,250

Technology & Electronics – 0.4%
Flextronics International LTD	6.25	11/15/14	400	388,000
Freescale Semiconductor Inc.*	10.13	12/15/16	400	404,500
Sungard Data Systems Inc.	4.88	01/15/14	400	350,000

Total Technology & Electronics
(Cost – $1,137,864)				1,142,500

Telecommunications – 0.6%
Cincinnati Bell Inc.	8.38	01/15/14	400	409,000
Citizens Communications Co.	6.25	01/15/13	400	391,500
Qwest Capital Funding Inc.	6.50	11/15/18	400	366,000
Windstream Corp.*	8.63	08/01/16	400	435,500

Total Telecommunications
(Cost – $1,598,932)				1,602,000

Total High Yield Corporate Bonds
(Cost – $24,841,311)				24,970,474

		Value
	Shares	(Note 2)

COMMON STOCKS – 1.0%
Anthracite Capital Incorporated (REIT)	27,400	347,158
Duke Realty Corp. (REIT)	11,583	504,092
MFA Mortgage Investments Incorporated (REIT)	271,900	2,115,382

Total Common Stocks
(Cost – $2,443,827)		2,966,632

PREFERRED STOCKS – 1.4%
Equity Office Properties Trust Series B, 5.25% (REIT)	46,012	3,112,712
SL Green Realty Corp. Series C, 7.63% (REIT)	29,900	774,111

Total Preferred Stocks
(Cost – $2,725,533)		3,886,823

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2006			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

SHORT TERM INVESTMENT – 0.0%
United States Treasury Bill
(cost $99,827)	0.00%	12/14/06	$100#	$99,814

Total Investments – 137.0%
(Cost – $385,514,406)				385,926,536
Liabilities in Excess of Other Assets – (37.0)%				(104,222,780)

NET ASSETS – 100.0%				$281,703,756

*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
†	—	Variable Rate Security: Interest rate is the rate in effect November 30, 2006.
(a)	—	Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
(b)	—	Private placement.
(c)	—	This issue is currently making only partial interest payments.
(d)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date the coupon increases to LIBOR plus a predetermined margin.
(e)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(f)	—	Interest rate is based on the notional amount of the underlying mortgage pools.
(g)	—	Represents investment in Mezzanine Loans.
#	—	Portion or entire principal amount is held as collateral for open futures contracts (Note 7).
CDO	—	Collateralized Debt Obligation
REIT	—	Real Estate Investment Trust
@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5).

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities
November 30, 2006

Assets:
Investments in securities, at market (cost $380,689,180) (Note 2)	$381,086,050
Investments in mezzanine loans, (cost $4,825,226)	4,840,486

Total Investments (cost $385,514,406)	385,926,536
Cash	1,652,978
Interest and dividends receivable	2,601,528
Receivable for investments sold	762,865
Principal paydowns receivable	53,447
Unrealized appreciation on swap contracts (Note 7)	252,506
Receivable for variation margin	37,281

Total assets	391,287,141

Liabilities:
Reverse repurchase agreements (Note 5)	107,716,250
Interest payable for reverse repurchase agreements (Note 5)	172,487
Payable for investments purchased	1,400,000
Investment advisory fee payable (Note 3)	149,662
Administration fee payable (Note 3)	46,725
Accrued expenses and other liabilities	98,261

Total liabilities	109,583,385

Net Assets (equivalent to $9.13 per share based on 30,844,172 shares issued and outstanding)	$281,703,756

Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6)	$308,442
Additional paid-in capital (Note 6)	301,160,589
Accumulated undistributed net investment income	3,314,052
Accumulated net realized loss	(23,809,911)
Net unrealized appreciation on investments, swaps contracts and futures	730,584

Net assets applicable to capital stock outstanding	$281,703,756

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Year Ended November 30, 2006

Investment Income (Note 2):
Interest	$27,988,664
Dividends	195,906

28,184,570

Expenses:
Investment advisory fee (Note 3)	1,785,640
Administration fee (Note 3)	561,429
Insurance	183,481
Legal	148,999
Reports to shareholders	116,579
Directors’ fees	79,241
Accounting and tax services	77,633
Custodian	67,834
Transfer agency	43,758
Registration fees	31,083
Miscellaneous	24,764

Total operating expenses	3,120,441
Interest expense on reverse repurchase agreements (Note 5)	4,846,021

Total expenses	7,966,462

Net investment income	20,218,108

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 7):
Net realized gain on:
Investment transactions	650,793
Swap contracts	486,861
Futures transactions	430,623

Net realized gain on investment transactions, swap contracts and futures transactions	1,568,277

Net change in unrealized appreciation/depreciation on:
Investments	8,032,793
Swap contracts	(44,887)
Futures	(369,079)

Net change in unrealized appreciation/depreciation on investments, swap contracts and futures	7,618,827

Net realized and unrealized gain on investments, swap contracts and futures	9,187,104

Net increase in net assets resulting from operations	$29,405,212

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	November 30, 2006	November 30, 2005

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$20,218,108	$24,314,343
Net realized gain (loss) on investment transactions, swap contracts and futures transactions	1,568,277	(763,187)
Net change in unrealized appreciation/depreciation on investments, swap contracts and futures	7,618,827	(5,940,660)

Net increase in net assets resulting from operations	29,405,212	17,610,496

Dividends to Shareholders (Note 2):
Net investment income	(22,189,292)	(25,406,137)

Capital Stock Transactions (Note 6):
Net assets value of shares issued through dividend reinvestment (30,735 and 49,223 shares, respectively)	277,475	471,064

Net increase from capital stock transactions	277,475	471,064

Total increase (decrease) in net assets	7,493,395	(7,324,577)
Net Assets:
Beginning of year	274,210,361	281,534,938

End of year (including undistributed net investment income of $3,314,052 and $3,891,987, respectively)	$281,703,756	$274,210,361

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 2006

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$29,405,212
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(308,133,921)
Proceeds from disposition of long-term portfolio investments and principal paydowns	313,140,190
Sales of short-term portfolio investments, net	2,098,713
Increase in interest and dividends receivable	(248,153)
Increase in receivable for investments sold	(762,865)
Decrease in principal paydown receivable	53,066
Decrease in prepaid expenses and other assets	30,226
Increase in variation margin receivable	(9,625)
Increase in interest payable for reverse repurchase agreements	25,309
Decrease in payable for investments purchased	(17,598,516)
Increase in investment advisory fee payable	2,741
Increase in administration fee payable	6,179
Increase in accrued expenses and other liabilities	89,998
Net amortization and paydown losses on investments	2,495,073
Unrealized appreciation on investments	(8,032,793)
Unrealized depreciation on swaps	44,887
Net realized gain on investment transactions	(567,152)

Net cash provided by operating activities	12,038,569

Cash flows used for financing activities:
Net cash provided by reverse repurchase agreements	10,994,354
Dividends paid to shareholders, net of reinvestments	(21,911,817)

Net cash used for financing activities	(10,917,463)

Net increase in cash	1,121,106
Cash at beginning of year	531,872

Cash at end of year	$1,652,978

Noncash financing activities not included herein consist of reinvestment of dividends of $277,475.
Interest payments for the year ended November 30, 2006, totaled $4,820,712.

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Financial Highlights

	For the Year Ended November 30,

	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of year	$8.90	$9.15	$9.29	$9.24	$9.17

Net investment income	0.66	0.79	0.79	0.85	0.89
Net realized and unrealized gains (losses) on investments, short sales, futures and swap contracts	0.29	(0.21)	(0.03)	0.10	0.08

Net increase in net asset value resulting from operations	0.95	0.58	0.76	0.95	0.97

Net effect of shares repurchased	—	—	—	—	—	*

Dividends from net investment income	(0.72)	(0.83)	(0.90)	(0.90)	(0.90)
Offering costs charged to additional paid-in-capital	—	—	—	—	—	*

Net asset value, end of year	$9.13	$8.90	$9.15	$9.29	$9.24

Market price, end of year	$9.1900	$8.2200	$10.2900	$10.1600	$9.2800

Total Investment Return+	21.37%	(12.63)%	11.31%	20.43%	19.39%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of year (000’s)	$281,704	$274,210	$281,535	$285,149	$282,568
Operating expenses	1.14%	1.08%	1.10%	1.15%	1.05%
Interest expense	1.76%	1.41%	0.61%	0.47%	0.84%
Total expenses	2.90%	2.49%	1.71%	1.62%	1.89%
Net investment income	7.36%	8.68%	8.55%	9.10%	9.62%
Portfolio turnover rate	81%	43%	80%	89%	61%

*	Rounds to less than $0.01.

+	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See notes to financial statements.

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

1.     The Fund
The Hyperion Total Return Fund, Inc. (the “Fund”), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company.
The Fund’s investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.     Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available (approximately 22% of the investments in securities held by the Fund at November 30, 2006) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.
Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.
The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
Swap agreements: The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offer Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 7 for a summary of all open swap agreements as of November 30, 2006.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, Hyperion Brookfield Asset Management Inc. (formerly Hyperion Capital Management, Inc.) (the “Advisor”) will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.
Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.
Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
3.     Investment Advisory Agreements and Affiliated Transactions
Pursuant to a transaction whereby Brascan Financial (U.S.) Corporation purchased all stock ownership of the holding company indirectly owning the Advisor as described in the Proxy Statement to Stockholders dated March 18, 2005 (the “Transaction”) the Fund entered into an Investment Advisory Agreement (the “New Investment Advisory Agreement”) with the Advisor on April 28, 2005. The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund’s average weekly net assets. During the year ended November 30, 2006, the Advisor earned $1,785,640 in investment advisory fees.
The Fund has entered into an Administration Agreement with Hyperion Brookfield Asset Management, Inc. (formerly named “Hyperion Capital Management, Inc.) (the “Administrator”). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the year ended

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

November 30, 2006, the Administrator earned $561,429 in administration fees. The administrator is responsible for any fees due the Sub-Administrator, except NQ filing fees.
Certain officers and directors of the Fund are officers and/or directors of the Advisor or the Administrator.
4.     Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, U.S. Government securities, short sales and reverse repurchase agreements, for the year ended November 30, 2006, were $58,041,051 and $60,573,472, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 2006 were $250,092,870 and 254,416,811, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.
5.     Borrowings
The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
At November 30, 2006, the Fund had the following reverse repurchase agreements outstanding:

		Maturity
Face Value	Description	Amount

$2,360,000	Bear Stearns, 5.31%, dated 11/6/06, maturity date 12/5/06	$2,370,095
2,540,000	Bear Stearns, 5.31%, dated 11/6/06, maturity date 12/5/06	2,550,865
1,708,000	CS First Boston, 5.30%, dated 11/8/06, maturity date 12/11/06	1,716,298
2,344,000	CS First Boston, 5.30%, dated 11/8/06, maturity date 12/11/06	2,355,388
2,021,000	CS First Boston, 5.31%, dated 11/29/06, maturity date 12/6/06	2,023,087
2,318,000	CS First Boston, 5.30%, dated 11/21/06, maturity date 12/13/06	2,325,508
10,988,000	Goldman Sachs, 5.30%, dated 11/27/06, maturity date 12/14/06	11,015,501
7,317,000	Greenwich Capital Markets, 5.32%, dated 11/13/06, maturity date 1/17/07	7,387,284
4,056,000	Greenwich Capital Markets, 5.32%, dated 11/13/06, maturity date 1/17/07	4,094,960
2,195,000	Greenwich Capital Markets, 5.30%, dated 11/7/06, maturity date 12/7/06	2,204,695
5,003,000	J.P. Morgan Chase, 5.37%, dated 11/28/06, maturity date 1/9/07	5,034,344
9,221,000	Lehman Brothers, 5.30%, dated 11/20/06, maturity date 12/12/06	9,250,866
5,006,250	Lehman Brothers, 3.15%, dated 11/29/06, maturity date 12/6/06	5,009,316
20,025,000	Lehman Brothers, 3.15%, dated 11/29/06, maturity date 12/6/06	20,037,265
3,809,000	Lehman Brothers, 5.30%, dated 11/27/06, maturity date 12/18/06	3,820,776
2,780,000	Lehman Brothers, 5.31%, dated 11/29/06, maturity date 12/18/06	2,787,791
2,394,000	Merrill Lynch, 5.31%, dated 11/29/06, maturity date 12/6/06	2,396,472
5,353,000	Merrill Lynch, 5.30%, dated 11/20/06, maturity date 12/12/06	5,370,338
3,384,000	Merrill Lynch, 5.30%, dated 11/21/06, maturity date 12/13/06	3,394,960
2,340,000	Merrill Lynch, 5.30%, dated 11/7/06, maturity date 12/7/06	2,350,335
2,226,000	Merrill Lynch, 5.30%, dated 11/7/06, maturity date 12/7/06	2,235,832

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

		Maturity
Face Value	Description	Amount

$2,549,000	Morgan Stanley, 5.30%, dated 11/2/06, maturity date 12/4/06	$2,561,009
2,513,000	Morgan Stanley, 5.30%, dated 11/7/06, maturity date 12/4/06	2,522,989
3,266,000	Morgan Stanley, 5.31%, dated 10/26/06, maturity date 12/4/06	3,284,788

$107,716,250

	Maturity Amount, Including Interest Payable	$108,100,762

	Market Value of Assets Sold Under Agreements	$110,635,500

	Weighted Average Interest Rate	4.81%

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2006, was approximately $99,817,146 at a weighted average interest rate of 4.85%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $120,264,983 as of October 11, 2006, which was 30.02% of total assets.
6.     Capital Stock
There are 50 million shares of $0.01 par value common stock authorized. Of the 30,844,172 shares outstanding at November 30, 2006, the Advisor owned 11,112 shares.
The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Fund’s shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.
For the years ended November 30, 2006 and 2005, no shares have been repurchased. All shares repurchased have been retired. Since inception of the stock repurchase program 2,089,740 shares have been repurchased pursuant to this program at a cost of $18,605,505 and at an average discount of 13.18% from its net asset value.
The Fund issued to its shareholders of record as of the close of business on August 27, 2001 transferable rights to subscribe for up to an aggregate 7,644,525 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held at the subscription price $8.10 per share. During September 2001, the Fund issued, in total, 7,644,525 shares of Common Stock on exercise of such Rights. Rights offering costs of $515,977 and brokerage and deal-manager commissions of $2,322,025 were charged directly against the proceeds of the Offering. An adjustment of $16,696 related to such offering costs was credited to paid-in capital during the year ended November 30, 2002.
7.     Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the year, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
There was no written option activity for the year ended November 30, 2006.

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

As of November 30, 2006, the following swap agreements were outstanding:

			Net Unrealized
	Expiration		Appreciation/
Notional Amount	Date	Description	(Depreciation)

$5,000,000	10/15/48	Agreement with Bear Stearns, dated 11/28/06 to receive monthly the notional amount multiplied by 0.750% and to pay only in the event of a write down or failure to pay a principal payment on WBCMT 2006-C28J.	$945
2,500,000	9/11/42	Agreement with Bear Stearns, dated 11/02/05 to receive monthly the notional amount multiplied by 2.100% and to pay only in the event of a write down, failure to pay a principal payment or an interest shortfall on BSCMS 2005-PWR9K.	195,436
5,000,000	2/15/39	Agreement with Royal Bank of Scotland, dated 8/11/06 to receive monthly the notional amount multiplied by 1.080% and to pay only in the event of a write down, failure to pay a principal payment or an interest shortfall on CSMC 2006-C1K.	119,277
5,000,000	10/15/42	Agreement with Royal Bank of Scotland, dated 8/11/06 to receive monthly the notional amount multiplied by 1.030% and to pay only in the event of a write down, failure to pay a principal payment or an interest shortfall on MSC 2006-IQ11H.	(63,152)

			$252,506

As of November 30, 2006, the following futures contracts were outstanding:
Long:

					Unrealized
Notional			Cost at	Value at	Appreciation/
Amount	Type	Expiration Date	Trade Date	November 30, 2006	(Depreciation)

$22,600,000	5 Yr. U.S. Treasury Note	March 2007	$23,915,320	$23,991,313	$75,993
Short:

					Unrealized
Notional			Cost at	Value at	Appreciation/
Amount	Type	Expiration Date	Trade Date	November 30, 2006	(Depreciation)

$5,600,000	10 Yr. U.S. Treasury Note	March 2007	$6,104,455	$6,114,500	$(10,045)
8.     Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.
During the year ended November 30, 2006, the tax character of the $22,189,292 of distributions paid was entirely from ordinary income. During the year ended November 30, 2005, the tax character of the $25,406,137 of distributions paid was also entirely from ordinary income.

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

At November 30, 2006 the components of net accumulated losses on a tax basis were as follows:

Undistributed Tax Ordinary Income	$3,327,219
Capital loss carryforward	(23,396,908)
Post-October capital loss deferrals	(347,055)

Book unrealized appreciation/(depreciation)	730,584
Minus: Cumulative Timing Differences	(79,115)

Net unrealized appreciation on investments and swap contracts	651,469

Total tax basis net accumulated losses	$(19,765,275)

The differences between the tax basis capital loss carryforward and book accumulated realized losses is due to the mark-to-market of futures and the deferral of post-October realized losses for tax purposes. The differences between book and tax basis unrealized appreciation is primarily attributable to the mark-to-market of futures and differing treatment of swap interest income (expense) for tax purposes.
Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at November 30, 2006 was $385,514,406. Net unrealized appreciation was $412,130 (gross unrealized appreciation — $11,148,111; gross unrealized depreciation — ($10,735,981)). At November 30, 2006, the Fund had a capital loss carryforward of $23,396,908, of which $4,541,146 expires in 2007, $3,003,624 expires in 2008, $8,349,330 expires in 2009, $3,566,846 expires in 2010, $2,216,675 expires in 2013, and $1,719,287 expires in 2014, available to offset any future gains, to the extent provided by regulations.
Capital Account Reclassification: At November 30, 2006, the Fund’s undistributed net investment income was increased by $1,393,249 with an offsetting increase in accumulated net realized loss. These adjustments were primarily the result of current period paydown reclassifications and swap interest income (expense) reclassifications.
9.     Subsequent Events
Dividend: The Fund’s Board of Directors declared the following regular monthly dividends:

Dividend	Record	Payable
Per Share	Date	Date

$0.060	12/12/06	12/28/06
$0.060	12/27/06	01/26/07
10.     Contractual Obligations
The Fund enters into contracts that contain a variety of indemnification. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11.     New Accounting Pronouncement
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. As of November 30, 2006, the Fund has not completed its evaluation of the impact on its financial statements, if any, that will result from adopting FIN 48.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2006

SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Fund has not completed it evaluation of the impact of the adoption of SFAS No. 157 and the impact on the amounts reported in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
The Hyperion Total Return Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Hyperion Total Return Fund, Inc. as of November 30, 2006, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended November 30, 2004, have been audited by other auditors, whose report dated January 26, 2005 expressed an unqualified opinion on such financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. as of November 30, 2006, the results of its operations and its cash flows for the year then ended and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Briggs, Bunting & Dougherty LLP
Philadelphia, Pennsylvania
January 17, 2007

 TAX INFORMATION (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (November 30, 2006) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 0.89% of the Fund’s distributions during the fiscal year ended November 30, 2006 were earned from U.S. Treasury obligations. None of the Fund’s distributions qualify for the dividends received deduction available to corporate shareholders.
Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar 2006. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2007. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

 COMPLIANCE CERTIFICATIONS (Unaudited)

On May 17, 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Total Return Fund, Inc. (the “Fund”).

	Position(s) Held with		Number of
	Fund and Term of	Principal Occupation(s) During Past 5 Years	Portfolios in Fund
Name, Address	Office and Length of	and	Complex Overseen
and Age	Time Served	Other Directorships Held by Director	by Director

Disinterested Director Class II Director to serve until 2007 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 64	Chairman Elected December 2003 Director since June 2002, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor or by its affiliates (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Celgene Corporation (“CELG”) (April 2006- Present); Director of Student Loan Corporation (“STU”) (2005-Present); General Partner of Resource Capital Fund II & III CIP L.P. (1998-Present); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (“JTX”) (2004- Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-Present); Chairman of Excelsior Funds (33) (1994- Present) and Laudus Funds (2006-Present).	4
Disinterested Directors Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 70	Director since June 2002, Member of the Audit Committee, Member of Nominating and Compensation Committee, Member of Executive Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (1998- Present); President of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-Present).	4

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 59	Director Since April 2006, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (2006- Present); Director of Brandywine Funds (2003- Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-Present); Managing Partner of Federal City Capital Advisors (1997-Present).	3

THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

	Position(s) Held with		Number of
	Fund and Term of	Principal Occupation(s) During Past 5 Years	Portfolios in Fund
Name, Address	Office and Length of	and	Complex Overseen
and Age	Time Served	Other Directorships Held by Director	by Director

Interested Director
Class III Director to serve until 2008 Annual Meeting of Stockholders:

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 53	Director since December 2003, Member of Executive Committee Elected for Three Year Term	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Managing Partner (2005-Present), Chief Executive Officer (1998-Present); President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President, Chief Executive Officer and Director of Crystal River Capital, Inc., (“CRZ”) (2005-Present); President and Director of several investment companies advised by the Advisor or by its affiliates (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).	4
Disinterested Director
Class III Director to serve until 2008 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 60	Director since September 2005, Chairman of the Audit Committee, Member of Compensation and Nominating Committee Elected for Two Year Term	Director of several investment companies advised by the Advisor or by its affiliates (2005- Present); Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (“JTX”) (2004- Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	3

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

	Position(s)	Term of Office and	Principal Occupation(s)
Name, Address and Age	Held with Fund	Length of Time Served	During Past 5 Years

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 53	President	Elected Annually Since June 2002	Please see “Information Concerning Nominees/Directors.”

John Dolan* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 52	Vice President	Elected Annually Since June 2002	Managing Partner (2005-Present), Chief Investment Strategist (1998-Present) and Chief Investment Officer (2002-Present) of the Advisor; Chief Investment Officer of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).

Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 47	Treasurer	Elected Annually Since June 2002	Managing Director of Brookfiled Opeartions and Management Services, LCC (2007-Present); Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2002- 2006) of the Advisor (1995-2006); Treasurer of several investment companies advised by the Advisor or by its affiliates (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 38	Secretary	Elected since November 2006**	Director, General Counsel and Secretary (October 2006-Present) of the Advisor; Vice President, General Counsel and Assistant Secretary of Crystal River Capital, Inc. (“CRZ”) (November 2006-Present); Secretary of several investment companies advised by the Advisor or by its affiliates (November 2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-October 2006).

Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)	Elected August 2006**	Vice President, Compliance Officer (July 2005- August 2006), Assistant General Counsel (July 2006-Present) and CCO (September 2006- Present) of the Advisor; CCO of several investment companies advised by the Advisor or by its affiliates (November 2006-Present); Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

**	Daniel S. Kim served as the Secretary and CCO of the Fund and the Advisor until August 2006.
The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

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INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION BROOKFIELD ASSET
MANAGEMENT, INC.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010
For General Information about the Fund:
1 (800) HYPERION
SUB-ADMINISTRATOR

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
TRANSFER AGENT

AMERICAN STOCK TRANSFER & TRUST
COMPANY
Investor Relations Department
59 Maiden Lane
New York, NY 10038
For Shareholder Services:
1 (800) 937-5449
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

BRIGGS, BUNTING & DOUGHERTY, LLP
Two Penn Center, Suite 820
Philadelphia, Pennsylvania 19102
LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street, NW
Washington, D.C. 20006
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.
Quarterly Portfolio Schedule: The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1 (800) SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1 (800) HYPERION or on the Fund’s website at http://www.hyperionbrookfield.com.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1 (800) 497-3746 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Proxy Voting Record
The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1 (800) 497-3746 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Officers & Directors

Rodman L. Drake*
Chairman

Robert F. Birch*
Director

Stuart A. McFarland*
Director

Louis P. Salvatore*
Director

Clifford E. Lai
Director and President

John Dolan
Vice President

Thomas F. Doodian
Treasurer

Jonathan C. Tyras
Secretary

Josielyne K. Pacifico
Chief Compliance Officer

* Audit Committee Members

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
The Hyperion Total Return Fund, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010

Item 2. Code of Ethics.

     As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Jonathan Tyras at 1-800-HYPERION or by writing to Mr. Tyras at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3. Audit Committee Financial Expert.

     The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Mr. Drake, Mr. McFarland and Mr. Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

     Audit Fees

     For the fiscal year ended November 30, 2006, Briggs, Bunting & Dougherty, LLP (“BBD”) billed the Registrant aggregate fees of $65,533 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

     For the fiscal year ended November 30, 2005, PriceWaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees of $109,333 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

     Tax Fees

     For the fiscal year ended November 30, 2006, BBD billed the Registrant aggregate fees of $6,935 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

     For the fiscal year ended November 30, 2005, PwC billed the Registrant aggregate fees of $10,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

     Audit-Related Fees

     For the fiscal year ended November 30, 2006, BBD billed the Registrant aggregate fees of $100 for assurance and related services reasonably related to the audit of the Registrant’s annual financial statements. The nature of the services comprising the Audit-Related Fees was administrative costs to BBD related to completion of the audit of the Registrant’s annual financial statements.

     For the fiscal year ended November 30, 2005, PwC billed the Registrant aggregate fees of $3,900 for assurance and related services reasonably related to the audit of the Registrant’s annual financial statements. The nature of the services comprising the Audit-Related Fees was administrative costs to PwC related to its completion of the audit of the Registrant’s annual financial statements.

     All Other Fees

     For the fiscal year ended November 30, 2006, there were no Other Fees.

     For the fiscal year ended November 30, 2005, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

     Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

THE HYPERION TOTAL RETURN FUND, INC.

POLICIES AND PROCEDURES FOR VOTING PROXIES

     1.     Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Funds. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the “Adviser”) to the Funds.

     2.     Definition of Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.

     3.     Policy for Voting Proxies.

(a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Funds. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b) Management Recommendations. Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight.

     The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Funds’ shareholders.

     4.     Conflicts of Interest. The Funds recognize that under certain circumstances their Adviser may have a conflict of interest in voting proxies on behalf of the Funds. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager (see below). The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board of Directors for the Fund. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Directors and the Adviser shall follow the instructions of the Board of Directors. The proxy manager shall keep a record of all materiality decisions and report them to the Board of Directors on a quarterly basis.

     5.     Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6.     Non-routine Proposals.

(a) Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.

(b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager.

     7.     Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 6 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager. The chief investment officer or his delegatee shall be the proxy manager.

     8.     Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9.     Report to the Board. On a quarterly basis, the proxy manager or his designee will report in writing to the Boards of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Portfolio Manager

     As of February 1, 2007, John H. Dolan is responsible for the day to day management of the Fund’s portfolio. Mr. Dolan is a Managing Partner and the Chief Investment Officer of the Adviser and has over 26 years of industry experience. He joined the Adviser in 1998. As Chief Investment Officer, Mr. Dolan is responsible for the Adviser’s overall investment strategies, risk management, product development and quantitative research efforts, as well as the development and implementation of new initiatives for the Adviser’s investment process. Mr. Dolan also oversees the Adviser’s approach to evaluating new structures in the fixed income market, particularly with regard to credit risk. Prior to joining the Adviser, Mr. Dolan served as Managing Director and ran the Active Bond Group in the Global Investment Management area at Bankers Trust. Prior to that, he spent eight years at Salomon Brothers, Inc. as a Managing Director specializing in mortgage-backed securities trading and new product development.

     Management of Other Accounts

     The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The table below shows the number of other accounts managed by Mr. Dolan and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

				# of Accounts	Total Assets with
		Total # of Accounts		Managed with	Advisory Fee Based
Name of Portfolio		Managed as of	Total Assets	Advisory Fee Based	on Performance
Manager	Type of Accounts	November 30, 2006	($million)	on Performance	($million)

John H. Dolan	Registered Investment Company	1	$141	None	None

	Other Pooled Investment Vehicles	0	$0	None	None

	Other Accounts	1	$560	1	$560

     Share Ownership

     The following table indicates the dollar range of securities of the Fund owned by the Fund’s portfolio manager as of November 30, 2006.

Dollar Range of Securities Owned

John H. Dolan	$50,001 — $100,000

     Portfolio Manager Material Conflict of Interest

     Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund.

     These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

     Portfolio Manager Compensation

     The Fund’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

     The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     None.

Item 10. Submission of Matters to a Vote of Security Holders.

     None.

Item 11. Controls and Procedures.

(a)   The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)   As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

     (2)  A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

     (3)  None.

(b)  A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     THE HYPERION TOTAL RETURN FUND, INC.

By:	/s/ Clifford E. Lai Clifford E. Lai Principal Executive Officer

Date: February 5, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Clifford E. Lai Clifford E. Lai Principal Executive Officer

Date: February 5, 2007

By:	/s/ Thomas F. Doodian Thomas F. Doodian Treasurer and Principal Financial Officer

Date: February 5, 2007